                                                                            Exhibit 1.1
Boardwalk Pipeline Partners, LP

6,000,000 Common Units

Representing Limited Partner Interests

UNDERWRITING AGREEMENT

November 16, 2006

Citigroup Global Markets Inc.

Lehman Brothers Inc.

UBS Securities LLC

As Representatives of the several

Underwriters named in Schedule 1 attached hereto,

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

and

c/o Lehman Brothers Inc.

745 Seventh Avenue

New York, New York 10019

and

c/o UBS Securities LLC

299 Park Avenue

New York, New York 10171

Ladies and Gentlemen:

Boardwalk Pipeline Partners, LP, a Delaware limited partnership (the “Partnership”), proposes to sell 6,000,000 common units (the “Firm Units”) representing limited partner interests in the Partnership (the “Common Units”). In addition, the Partnership proposes to grant to the underwriters (the “Underwriters”) named in Schedule 1 attached to this agreement (this “Agreement”) an option to purchase up to 900,000 additional Common Units on the terms set forth in Section 2 hereof (the “Option Units”). The Firm Units and the Option Units, if purchased, are hereinafter collectively called the “Units.” This is to confirm the agreement concerning the purchase of the Units from the Partnership by the Underwriters.

Boardwalk GP, LP, a Delaware limited partnership (the “General Partner”), serves as the sole general partner of the Partnership. Boardwalk GP, LLC, a Delaware limited liability company (“BGL”), serves as the sole general partner of the General Partner. Boardwalk Pipelines Holding Corp., a Delaware corporation (“BPHC”), is the sole member of BGL and is the sole limited partner of the General Partner. BPHC is a direct subsidiary of Loews Corporation, a Delaware corporation (“Loews”). BPHC is also a limited partner of the Partnership.

Each of Boardwalk Operating GP, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Partnership (“Operating GP”), Boardwalk Pipelines, LP, a Delaware limited partnership and a direct and indirect wholly owned subsidiary of the Partnership (the “Operating Partnership”), Texas Gas Transmission, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Operating Partnership (“Texas Gas”), GS Pipeline Company, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Operating Partnership (“Gulf South GP”), and Gulf South Pipeline Company, LP, a Delaware limited partnership and a direct and indirect wholly owned subsidiary of the Operating Partnership (“Gulf South”), is sometimes referred to herein as a “Subsidiary,” and they are sometimes collectively referred to herein as the “Subsidiaries.” Each of BGL, the General Partner, the Partnership, Operating GP, the Operating Partnership, Texas Gas, Gulf South GP and Gulf South is sometimes referred to herein as a “Partnership Party,” and they are sometimes collectively referred to herein as the “Partnership Parties.” The Partnership Parties, together with BPHC, are sometimes collectively referred to herein as the “BPHC Entities.” The BPHC Entities, together with Loews, are sometimes collectively referred to herein as the “Loews Entities.”

1.  Representations, Warranties and Agreements of the Partnership Parties

.Each Partnership Party jointly and severally represents, warrants and agrees that:

(a)  A registration statement on Form S-1 (File No. 333-137489) relating to the Units has (i) been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Partnership to you as the representatives (the “Representatives”) of the Underwriters. As used in this Agreement:

(i)  “Applicable Time” means 8:30 p.m. (New York City time) on the date of this Agreement;

(ii)  “Effective Date” means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission;

(iii)  “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the offering of the Units;

(iv)  “Preliminary Prospectus” means any preliminary prospectus relating to the Units included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations;

(v)  “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with each Issuer Free Writing Prospectus filed or used by the Partnership on or before the Applicable Time, other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 of the Rules and Regulations;

(vi)  “Prospectus” means the final prospectus relating to the Units, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and

(vii)  “Registration Statement” means such registration statement, as amended as of the Effective Date, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.

Any reference to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-1 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) of the Rules and Regulations prior to or on the date hereof. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and before the date of such amendment or supplement and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any periodic or current report of the Partnership filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date and before the date of such amendment and incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding for such purpose has been instituted or threatened by the Commission.

(b)  The Partnership was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Partnership or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules and Regulations) of the Units, is not on the date hereof and will not be on the applicable Delivery Date (as defined in Section 4 hereof) an “ineligible issuer” (as defined in Rule 405 of the Rules and Regulations). The Partnership has met all the conditions for incorporation by reference pursuant to the General Instructions to Form S-1.

(c)  The Registration Statement conformed and will conform in all material respects on the Effective Date and on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The most recent Preliminary Prospectus conformed, and the Prospectus will conform in all material respects when filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and on the applicable Delivery Date, to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference into any Preliminary Prospectus or the Prospectus conformed, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(d)  The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e) hereof.

(e)  The Prospectus will not, as of its date and on the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e) hereof.

(f)  The documents incorporated by reference into any Preliminary Prospectus or the Prospectus did not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g)  The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the price and number of the Units will be included on the cover page of the Prospectus; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e) hereof.

(h)  Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433 of the Rules and Regulations), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the price and number of the Units will be included on the cover page of the Prospectus.

(i)  Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Partnership has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Partnership has not made any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives. The Partnership has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations.

(j)  BPHC has been duly formed and is validly existing and in good standing as a corporation under the Delaware General Corporation Law (the “DGCL”), has the full corporate power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged, and is, or at each Delivery Date will be, duly registered or qualified to do business and in good standing as a foreign corporation in each jurisdiction listed opposite its name in Schedule 2 attached hereto, such jurisdictions being the only jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so register or qualify could not reasonably be expected to (i) have a material adverse effect on the condition (financial or other), results of operations, securityholders’ equity, properties, business or prospects of the Partnership Parties (other than the General Partner), taken as a whole (a “Material Adverse Effect”) or (ii) subject the limited partners of the Partnership to any material liability or disability.

(k)  Each of the General Partner, the Partnership, the Operating Partnership and Gulf South has been duly formed and is validly existing and in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), has the full partnership power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged, and is, or at each Delivery Date will be, duly registered or qualified to do business and in good standing as a foreign limited partnership in each jurisdiction listed opposite its name in Schedule 2 attached hereto, such jurisdictions being the only jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so register or qualify could not reasonably be expected to (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(l)  Each of BGL, Operating GP, Texas Gas and Gulf South GP has been duly formed and is validly existing and in good standing as a limited liability company under the Delaware Limited Liability Company Act (the “Delaware LLC Act”), has the full limited liability company power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged, and is, or at each Delivery Date will be, duly registered or qualified to do business and in good standing as a foreign limited liability company in each jurisdiction listed opposite its name in Schedule 2 attached hereto, such jurisdictions being the only jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so register or qualify could not reasonably be expected to (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(m)  Loews owns all of the outstanding shares of capital stock of BPHC; all of such shares of capital stock have been duly and validly authorized and issued and are fully paid and nonassessable.

(n)  BPHC owns a 100% limited liability company interest in BGL; such limited liability company interest has been duly and validly authorized and issued in accordance with the limited liability company agreement of BGL (as the same may be amended and restated on or prior to the Initial Delivery Date (as defined in Section 4 hereof), the “BGL LLC Agreement”) and is fully paid (to the extent required under the BGL LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and BPHC owns such limited liability company interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (collectively, “Liens”).

(o)  BGL is the sole general partner of the General Partner, with a 0.001% general partner interest in the General Partner; such general partner interest has been duly and validly authorized and issued in accordance with the agreement of limited partnership of the General Partner (as the same may be amended and restated on or prior to the Initial Delivery Date, the “GP Partnership Agreement”); and BGL owns such general partner interest free and clear of all Liens. BPHC is the sole limited partner of the General Partner, with a 99.999% limited partner interest in the General Partner; such limited partner interest has been duly and validly authorized and issued in accordance with the GP Partnership Agreement and is fully paid (to the extent required under the GP Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act); and BPHC owns such limited partner interest free and clear of all Liens.

(p)  The General Partner is the sole general partner of the Partnership, with a 2.0% general partner interest in the Partnership; such general partner interest has been duly and validly authorized and issued in accordance with the Second Amended and Restated Agreement of Limited Partnership of the Partnership (as the same may be amended and restated on or prior to the Initial Delivery Date, the “Partnership Agreement”); and the General Partner owns such general partner interest free and clear of all Liens. The General Partner owns all of the Incentive Distribution Rights (as defined in the Partnership Agreement); all of such Incentive Distribution Rights have been duly and validly authorized and issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by matters described in the most recent Preliminary Prospectus under the caption “The Partnership Agreement—Limited Liability”); the General Partner owns all of such Incentive Distribution Rights free and clear of all Liens; and such Incentive Distribution Rights conform to the descriptions thereof contained in each of the most recent Preliminary Prospectus and the Prospectus.

(q)  BPHC owns 33,093,878 subordinated units (“Subordinated Units”) representing an approximate 32.0% limited partner interest in the Partnership and 53,256,122 Common Units representing an approximate 51.5% limited partner interest in the Partnership (such Subordinated Units and Common Units, the “Sponsor Units”); all of such Sponsor Units have been duly and validly authorized and issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by matters described in the most recent Preliminary Prospectus under the caption “The Partnership Agreement—Limited Liability”); BPHC owns all of such Sponsor Units free and clear of all Liens; and such Sponsor Units conform to the descriptions thereof contained in each of the most recent Preliminary Prospectus and the Prospectus.

(r)  The Units to be issued and sold by the Partnership to the Underwriters hereunder have been duly authorized in accordance with the Partnership Agreement and, when issued and delivered against payment therefor pursuant to this Agreement, will be validly issued in accordance with the Partnership Agreement, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by matters described in the most recent Preliminary Prospectus under the caption “The Partnership Agreement—Limited Liability”); the Units, when issued and delivered against payment therefor pursuant to this Agreement, will conform to the descriptions thereof contained in each of the most recent Preliminary Prospectus and the Prospectus; and other than the Sponsor Units owned by BPHC, the Incentive Distribution Rights and 15,000,000 Common Units issued in November 2005 in the Partnership’s initial public offering, the Units to be issued and sold by the Partnership to the Underwriters hereunder will be the only limited partner interests in the Partnership issued and outstanding at each Delivery Date.

(s)  The Partnership owns a 100% limited liability company interest in Operating GP; such limited liability company interest has been duly and validly authorized and issued in accordance with the limited liability company agreement of Operating GP (as the same may be amended and restated on or prior to the Initial Delivery Date, the “Operating GP LLC Agreement”) and is fully paid (to the extent required under the Operating GP LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such limited liability company interest free and clear of all Liens.

(t)  Operating GP is the sole general partner of the Operating Partnership, with a 0.001% general partner interest in the Operating Partnership; such general partner interest has been duly and validly authorized and issued in accordance with the agreement of limited partnership of the Operating Partnership (as the same may be amended and restated on or prior to the Initial Delivery Date, the “Operating Partnership Agreement”); and Operating GP owns such general partner interest free and clear of all Liens. The Partnership is the sole limited partner of the Operating Partnership, with a 99.999% limited partner interest in the Operating Partnership; such limited partner interest has been duly and validly authorized and issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all Liens.

(u)  The Operating Partnership owns a 100% limited liability company interest in Texas Gas; such limited liability company interest has been duly and validly authorized and issued in accordance with the limited liability company agreement of Texas Gas (as the same may be amended and restated on or prior to the Initial Delivery Date, the “Texas Gas LLC Agreement”) and is fully paid (to the extent required under the Texas Gas LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Partnership owns such limited liability company interest free and clear of all Liens.

(v)  The Operating Partnership owns a 100% limited liability company interest in Gulf South GP; such limited liability company interest has been duly and validly authorized and issued in accordance with the limited liability company agreement of Gulf South GP (as the same may be amended and restated on or prior to the Initial Delivery Date, the “Gulf South GP LLC Agreement”) and is fully paid (to the extent required under the Gulf South GP LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Partnership owns such limited liability company interest free and clear of all Liens.

(w)  Gulf South GP is the sole general partner of Gulf South, with a 1.0% general partner interest in Gulf South; such general partner interest has been duly and validly authorized and issued in accordance with the agreement of limited partnership of Gulf South (as the same may be amended and restated on or prior to the Initial Delivery Date, the “Gulf South Partnership Agreement”); and Gulf South GP owns such general partner interest free and clear of all Liens. The Operating Partnership is the sole limited partner of Gulf South, with a 99.0% limited partner interest in Gulf South; such limited partner interest has been duly and validly authorized and issued in accordance with the Gulf South Partnership Agreement and is fully paid (to the extent required under the Gulf South Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act); and the Operating Partnership owns such limited partner interest free and clear of all Liens.

(x)  Other than (i) BGL’s ownership of a 0.001% general partner interest in the General Partner, (ii) the General Partner’s ownership of a 2% general partner interest in the Partnership, (iii) the General Partner’s ownership of all of the Incentive Distribution Rights, (iv) the Partnership’s ownership of a 100% limited liability company interest in Operating GP, (v) the Partnership’s ownership of a 99.999% limited partner interest in the Operating Partnership, (vi) Operating GP’s ownership of a 0.001% general partner interest in the Operating Partnership, (vii) the Operating Partnership’s ownership of a 100% limited liability company interest in Texas Gas, (viii) the Operating Partnership’s ownership of a 100% limited liability company interest in Gulf South GP, (ix) the Operating Partnership’s ownership of a 99% limited partner interest in Gulf South, (x) Gulf South GP’s ownership of a 1% general partner interest in Gulf South and (xi) if formed prior to the applicable Delivery Date, a Partnership Party’s ownership of not less than 51% of the membership interests in a new entity to be formed for the purpose of constructing the Gulf Crossing Pipeline, no Partnership Party owns, directly or indirectly, any equity or short- or long-term debt securities (other than intercompany advances and notes among the Partnership and the Subsidiaries) of any corporation, partnership, limited liability company, joint venture, association or other entity; and none of the entities mentioned in the preceding clauses (i) through (xi), other than Texas Gas, Gulf South and the Operating Partnership, is a “significant subsidiary” of the Partnership as such term is defined in Rule 405 of the Rules and Regulations.

(y)  Except as described in the most recent Preliminary Prospectus or provided for in the Partnership Agreement, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited partner interests in the Partnership pursuant to any agreement or instrument to which any of the BPHC Entities is a party or by which any one of them may be bound. Except as described in the most recent Preliminary Prospectus or provided for in the applicable Organization Documents (as defined below), there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, (i) any limited partner interests in the General Partner, the Operating Partnership or Gulf South or (ii) any membership interests in BGL, Operating GP, Texas Gas or Gulf South GP, in each case pursuant to any agreement or instrument to which any of such entities is a party or by which any one of them may be bound. Except as described in the most recent Preliminary Prospectus, there are no outstanding options or warrants to purchase (A) any Common Units, Subordinated Units or other interests in the Partnership or (B) any interests in BGL, the General Partner, or the Subsidiaries. “Organization Documents” means, collectively, the GP Partnership Agreement, the Partnership Agreement, the Operating Partnership Agreement, the Gulf South Partnership Agreement, the BGL LLC Agreement, the Operating GP LLC Agreement, the Texas Gas LLC Agreement and the Gulf South GP LLC Agreement, each as amended or restated at or prior to the Initial Delivery Date.

(z)  Except as described in the most recent Preliminary Prospectus or provided for in the Partnership Agreement, there are no contracts, agreements or understandings between any BPHC Entity and any person granting such person the right to require any Partnership Party to file a registration statement under the Securities Act with respect to any securities of the Partnership Parties owned or to be owned by such person, or to require any Partnership Party to include such securities in the Units registered pursuant to the Registration Statement or in any securities registered or to be registered pursuant to any other registration statement filed by or required to be filed by any Partnership Party under the Securities Act.

(aa)  No BPHC Entity has sold or issued any securities that would be integrated with the offering of the Units contemplated by this Agreement pursuant to the Securities Act, the Rules and Regulations or the interpretations thereof by the Commission.

(bb)  On each Delivery Date, the Partnership will have all requisite power and authority to issue, sell and deliver the Units, in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement, the Registration Statement, the most recent Preliminary Prospectus and the Prospectus. On each Delivery Date, all corporate, partnership or limited liability company action, as the case may be, required to be taken by the Loews Entities or any of their stockholders, members or partners for the authorization, issuance, sale and delivery of the Units, the execution and delivery by the Partnership Parties of this Agreement and the consummation of the transactions contemplated hereby shall have been validly taken.

(cc)  This Agreement has been duly and validly authorized, executed and delivered by the Partnership Parties.

(dd)  None of the offering, issuance and sale by the Partnership of the Units and the application of the proceeds therefrom as described under the caption “Use of Proceeds” in each of the most recent Preliminary Prospectus and the Prospectus, the execution, delivery and performance of this Agreement by the Partnership Parties, or the consummation of the transactions contemplated hereby (i) conflicts or will conflict with, or constitutes or will constitute a violation of, the certificate or agreement of limited partnership, certificate of formation, limited liability company agreement, certificate or articles of incorporation, bylaws or other organizational documents of any Partnership Party, or, to the knowledge of the Partnership Parties, BPHC or Loews, (ii) conflicts or will conflict with, or constitutes or will constitute a breach or violation of or a default under (or an event that, with notice or lapse of time or both, would constitute such a breach or violation of or default under), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership Parties, or to the knowledge of the Partnership Parties, BPHC or Loews, is a party, by which any of them is bound or to which any of their respective properties or assets is subject, (iii) violates or will violate any statute, law, ordinance, regulation, order, judgment, decree or injunction of any court or governmental agency or body to which any of the Partnership Parties, or, to the knowledge of the Partnership Parties, BPHC or Loews, or any of their respective properties or assets may be subject or (iv) will result in the creation or imposition of any Lien upon any property or assets of any Partnership Party, or, to the knowledge of the Partnership Parties, BPHC or Loews, which conflicts, breaches, violations, defaults or Liens, in the case of clauses (ii), (iii) or (iv), would, individually or in the aggregate, have a Material Adverse Effect.

(ee)  Except for the registration of the Units under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and sale of the Units by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body to which any of the Partnership Parties or any of their respective properties or assets is subject is required for the execution, delivery and performance of this Agreement by the Partnership Parties, the consummation of the transactions contemplated hereby and the application of the proceeds from the sale of the Units as described under the caption “Use of Proceeds” in each of the most recent Preliminary Prospectus and the Prospectus.

(ff)  (i) Each Services Agreement between any Loews Entities, on the one hand, and any Partnership Party, on the other hand (such agreements collectively, the “Services Agreements”) has been duly authorized, executed and delivered by such Partnership Party and is a valid and legally binding agreement of such Partnership Party, enforceable against such Partnership Party in accordance with its terms; (ii) the BGL LLC Agreement has been duly authorized, executed and delivered by BPHC and is a valid and legally binding agreement of BPHC, enforceable against BPHC in accordance with its terms; (iii) the GP Partnership Agreement has been duly authorized, executed and delivered by each of BPHC and BGL and is a valid and legally binding agreement of each of BPHC and BGL, enforceable against each of BPHC and BGL in accordance with its terms; (iv) the Partnership Agreement has been duly authorized, executed and delivered by each of the General Partner and BPHC, and is a valid and legally binding agreement of each of the General Partner and BPHC, enforceable against each of the General Partner and BPHC in accordance with its terms; (v) the Operating GP LLC Agreement has been duly authorized, executed and delivered by the Partnership and is a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms; (vi) the Operating Partnership Agreement has been duly authorized, executed and delivered by each of the Partnership and Operating GP and is a valid and legally binding agreement of each of the Partnership and Operating GP, enforceable against each of the Partnership and Operating GP in accordance with its terms; (vii) the Texas Gas LLC Agreement has been duly authorized, executed and delivered by the Operating Partnership and is a valid and legally binding agreement of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms; (viii) the Gulf South GP LLC Agreement has been duly authorized, executed and delivered by the Operating Partnership and is a valid and legally binding agreement of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms; (ix) the Gulf South Partnership Agreement has been duly authorized, executed and delivered by each of the Operating Partnership and Gulf South GP and is a valid and legally binding agreement of each of the Operating Partnership and Gulf South GP, enforceable against each of the Operating Partnership and Gulf South GP in accordance with its terms; and (x) the Amended and Restated Revolving Credit Agreement, dated as of June 29, 2006 (the “Credit Agreement”), has been duly authorized, executed and delivered by each Partnership Party party thereto and is a valid and legally binding agreement of each such Partnership Party, enforceable against each such Partnership Party in accordance with its terms; provided that, with respect to each agreement described in this Section 1(ff), the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and provided, further, that the indemnity, contribution and exoneration provisions contained in any of such agreements may be limited by applicable laws and public policy.

(gg)  At September 30, 2006, the Partnership would have had, on the consolidated as adjusted and as further adjusted bases indicated in each of the most recent Preliminary Prospectus and the Prospectus (and any amendments or supplements thereto), a capitalization as set forth therein. The historical financial statements (including the related notes and supporting schedules) included in, or incorporated by reference into, the Registration Statement, the most recent Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto) comply as to form in all material respects with the requirements of Regulation S-X of the Commission and present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods to which they apply, and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The summary historical information set forth in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto) under the caption “Summary Historical Financial and Operating Data” is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements from which it has been derived.

(hh)  Deloitte & Touche LLP, who have certified certain financial statements of the General Partner, the Partnership, the Operating Partnership and Gulf South, whose reports appear in each of the most recent Preliminary Prospectus and the Prospectus (or are incorporated by reference therein) and who have delivered the initial letter referred to in Section 7(g) hereof, are an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations and were such during the periods covered by the financial statements on which they reported. Ernst & Young LLP, who have certified certain financial statements of Gulf South and whose report appears in each of the most recent Preliminary Prospectus and the Prospectus, are an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations and were such during the periods covered by the financial statements on which they reported.

(ii)  The statistical and market-related data included in each of the most recent Preliminary Prospectus and the Prospectus are based on or derived from sources that the Partnership believes to be reliable and accurate in all material respects.

(jj)  Each Partnership Party has good and indefeasible title to all real property and good title to all personal property contemplated as owned or to be owned by it in each of the most recent Preliminary Prospectus and the Prospectus, in each case free and clear of all liens, claims, security interests, encumbrances and other defects, except as described in the most recent Preliminary Prospectus or that would not materially affect the value of such property and would not materially interfere with the use made and proposed to be made of such property as described in each of the most recent Preliminary Prospectus and the Prospectus. With respect to title to pipeline rights-of-way, none of the Partnership Parties has received any actual notice or claim from any owner of land upon which any pipeline that is owned by any Subsidiary is located that such entity does not have sufficient title to enable it to use and occupy the pipeline rights-of-way as they have been used and occupied in the past and are proposed to be used and occupied in the future as described in each of the most recent Preliminary Prospectus and the Prospectus, except where such failure to have sufficient title would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All assets held under lease or license by the Partnership Parties are held under valid, subsisting and enforceable leases or licenses, with such exceptions as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially interfere with the use made and proposed to be made of such assets as they have been used in the past and are proposed to be used in the future as described in each of the most recent Preliminary Prospectus and the Prospectus.

(kk)  Each Partnership Party carries or is covered by insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is reasonably adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of each Partnership Party are in full force and effect, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; each Partnership Party is in compliance with the terms of such policies in all material respects; and no Partnership Party has received notice from any insurer or agent of such insurer that any material capital improvements or other expenditures are required or necessary to be made in order to continue such insurance.

(ll)  Each Partnership Party owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of its business, and no Partnership Party has any reason to believe that the conduct by any Partnership Party of its business will conflict in any material respect with, and no Partnership Party has received any notice or claim of conflict with, any such rights of any other person or party.

(mm)  Except as described in the most recent Preliminary Prospectus, there are no legal or governmental proceedings pending to which any Partnership Party is a party or to which any property or asset of any Partnership Party is subject that, if determined adversely to such party, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or a material adverse effect on the performance of this Agreement or the consummation of the transactions contemplated hereby, and to the knowledge of the Partnership Parties, no such proceedings are threatened or contemplated by governmental authorities or others. There are no legal or governmental proceedings pending that are required to be described in the most recent Preliminary Prospectus and the Prospectus that are not so described.

(nn)  There are no contracts or other documents that are required to be described in the most recent Preliminary Prospectus and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or the Rules and Regulations that have not been so described in the most recent Preliminary Prospectus and the Prospectus or filed as exhibits to the Registration Statement.

(oo)  The statements set forth in each of the most recent Preliminary Prospectus and the Prospectus under the captions “Summary—Management and Ownership,” “Summary—Summary of Conflicts of Interest and Fiduciary Duties,” “Summary—Restrictions on Ownership of Common Units,” “Summary—The Offering,” “How We Make Cash Distributions,” “Conflicts of Interest and Fiduciary Duties,” “Description of the Common Units” and “The Partnership Agreement,” insofar as they purport to constitute a summary of the terms of the Common Units and the Subordinated Units, and under the caption “Material Tax Consequences,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are fair and accurate summaries in all material respects.

(pp)  Except as described in the most recent Preliminary Prospectus, no labor disturbance by the employees of any Partnership Party (and to the extent that they perform services on behalf of any Partnership Party, employees of Loews or BPHC) exists or, to the knowledge of the Partnership Parties, is imminent or threatened that could reasonably be expected to have a Material Adverse Effect.

(qq)  Since the date of the latest audited financial statements included in or incorporated by reference into the most recent Preliminary Prospectus, (i) no Partnership Party has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, any labor dispute or any court or governmental action, order or decree, and (ii) there has not been any adverse change in the partners’ capital, members’ equity or short- or long-term debt of any Partnership Party (other than, if applicable, the offering of $250,000,000 principal amount of senior notes of Boardwalk Pipelines, LP and the guarantee thereof by the Partnership) or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, securityholders’ equity, properties, management, business or prospects of any Partnership Party, in each case except as could not reasonably be expected to have a Material Adverse Effect or as set forth or contemplated in the most recent Preliminary Prospectus.

(rr)  Each Partnership Party has filed all tax returns required to be filed through the date hereof, which returns are complete and correct in all material respects, and has paid all taxes shown to be due pursuant to such returns, other than those that (i) if not paid, could not reasonably be expected to have a Material Adverse Effect or (ii) are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles.

(ss)  From the date as of which information is given in the most recent Preliminary Prospectus through the date hereof, and except as may be disclosed in the most recent Preliminary Prospectus (including the offering of $250,000,000 principal amount of senior notes of Boardwalk Pipelines, LP and the guarantee thereof by the Partnership), none of the Partnership Parties has (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend or distribution on its capital stock or other equity interests.

(tt)  Each Partnership Party (i) makes and keeps accurate books and records and (ii) maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of such Partnership Party’s financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (C) access to such Partnership Party’s assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for such Partnership Party’s assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(uu)  The Partnership has established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Partnership in the reports it files or submits under the Exchange Act is accumulated and communicated to management of the Partnership, including its principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(vv)  Since the date of the most recent balance sheet of the Partnership Parties reviewed or audited by Deloitte & Touche LLP and the audit committee of the board of directors of BGL, (i) the Partnership Parties have not been advised of (A) any significant deficiencies in the design or operation of internal controls that are reasonably likely to adversely affect the ability of the Partnership Parties to record, process, summarize and report financial data, or any material weaknesses in internal controls (whether or not remediated) and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Partnership Parties, and (ii) since that date, there have been no changes in internal controls that have materially affected, or are reasonably likely to materially affect, internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(ww)  No relationship, direct or indirect, exists between or among the Partnership Parties, on the one hand, and the directors, officers, securityholders, customers or suppliers of the Partnership Parties, on the other hand, that is required to be described in the most recent Preliminary Prospectus and the Prospectus that is not so described.

(xx)  Each Partnership Party subject to the Sarbanes-Oxley Act of 2002, and each of its directors and officers in their capacities as such, is in compliance in all material respects with such act.

(yy)  None of the Partnership Parties (i) is in violation of its certificate or agreement of limited partnership, certificate of formation or limited liability company agreement, certificate or articles of incorporation, bylaws or other organizational documents, (ii) is in breach of or default under any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party, by which it is bound or to which any of its properties or assets is subject (and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default), (iii) is in violation of any statute, law, ordinance, rule, regulation, order, judgment, decree or injunction of any court or governmental agency or body to which it or its property or assets may be subject or (iv) has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except, in the case of clauses (ii) or (iv), as could not reasonably be expected to have a Material Adverse Effect.

(zz)  None of the Partnership Parties, nor any of their respective directors, officers, agents, employees or other persons associated with them or acting on their behalf, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(aaa)  Except as described in the most recent Preliminary Prospectus, the Partnership Parties (i) are in compliance with any and all applicable federal, state and local laws, regulations, ordinances, rules, orders, judgments, decrees or other legal requirements relating to the protection of human health and safety, the environment or natural resources or imposing liability or standards of conduct concerning any Hazardous Materials (as defined below) (“Environmental Laws”), (ii) have received, and as necessary maintained, all permits required of them under applicable Environmental Laws to conduct their respective businesses, (iii) are in compliance with all terms and conditions of any such permits and (iv) do not have any liability in connection with the release into the environment of any Hazardous Material, except where such noncompliance with Environmental Laws, failure to receive and maintain required permits, failure to comply with the terms and conditions of such permits or liability in connection with such releases could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The term “Hazardous Material” means (1) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), (2) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (3) petroleum or any petroleum product, (4) any polychlorinated biphenyl and (5) any pollutant, contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law. No Partnership Party has been named as a “potentially responsible party” under CERCLA or any other similar Environmental Law, except with respect to any matters that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Except as described in the most recent Preliminary Prospectus, no Partnership Party (A) is a party to any proceeding under Environmental Laws in which a governmental authority is also a party, other than proceedings regarding which it is believed that no monetary penalties in excess of $100,000 will be imposed, (B) has received notice of any potential liability for the disposal or release of any Hazardous Material, except where such liability could not reasonably be expected to have a Material Adverse Effect or (C) anticipates any material capital expenditures relating to Environmental Laws.

(bbb)  Each Partnership Party is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which any Partnership Party would have any liability; no Partnership Party has incurred or expects to incur liability under (i) Title IV of ERISA with respect to the termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” that is intended to be qualified under Section 401(a) of the Code and for which any Partnership Party would have any liability is so qualified and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification.

(ccc)  Each Partnership Party has, or at each Delivery Date will have, such permits, consents, licenses, franchises, certificates and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary to own or lease its properties and to conduct its business in the manner described in each of the most recent Preliminary Prospectus and the Prospectus, except as disclosed in or specifically contemplated by the most recent Preliminary Prospectus or except for any failure to have any such Permit that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as described in the most recent Preliminary Prospectus, each Partnership Party has fulfilled and performed all of its material obligations with respect to all such Permits, and no event has occurred that would prevent any such Permit from being renewed or reissued, that allows, or after notice or lapse of time would allow, revocation or termination of any such Permit or that would result in any other impairment of the rights of the holder of any such Permit, except for any such non-renewal, revocation, termination or impairment that could not reasonably be expected to have a Material Adverse Effect.

(ddd)  No Partnership Party is, and as of each Delivery Date and after giving effect to the application of the net proceeds of the offering as described under the caption “Use of Proceeds” in the most recent Preliminary Prospectus and the Prospectus, no Partnership Party will be, an “investment company” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(eee)  None of the Partnership Parties or, to the knowledge of the Partnership Parties, any of their affiliates has distributed, and prior to the later to occur of any Delivery Date and completion of the distribution of the Units, none of the Partnership Parties or, to the knowledge of the Partnership Parties, any of their affiliates will distribute, any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus, and any Issuer Free Writing Prospectus to which the Representatives have consented pursuant to Section 1(i) or 5(a)(vi) hereof.

(fff)  None of the Partnership Parties or, to the knowledge of the Partnership Parties, any of their affiliates has taken, nor will any of the Partnership Parties or, to the knowledge of the Partnership Parties, any of their affiliates take, directly or indirectly, any action that has constituted, that was designed to cause or result in, or that could reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of any Partnership Party to facilitate the sale or resale of the Units.

(ggg)  The Units have been approved for listing on the New York Stock Exchange (the “NYSE”), subject only to official notice of issuance.

(hhh)  Except for this Agreement, there are no contracts, agreements or understandings between the Partnership and any person that would give rise to a valid claim against the Partnership or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the offering and sale of the Units contemplated by this Agreement.

Any certificate signed by or on behalf of any Partnership Party and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by each such Partnership Party, as to matters covered thereby, to each Underwriter.

2.  Purchase of the Units by the Underwriters

 On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Partnership agrees to sell 6,000,000 Firm Units to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Units set forth opposite that Underwriter’s name in Schedule 1 attached hereto. The respective purchase obligations of the Underwriters with respect to the Firm Units shall be rounded among the Underwriters to avoid fractional Units, as the Representatives may determine.

In addition, the Partnership grants to the Underwriters an option to purchase up to 900,000 Option Units. Such option is exercisable in the event that the Underwriters sell more Common Units than the number of Firm Units in the offering and as set forth in Section 4 hereof. Each Underwriter agrees, severally and not jointly, to purchase the number of Option Units (subject to such adjustments to eliminate fractional Units as the Representatives may determine) that bears the same proportion to the total number of Option Units to be sold on such Delivery Date as the number of Firm Units set forth in Schedule 1 attached hereto opposite the name of such Underwriter bears to the total number of Firm Units.

The price of both the Firm Units and any Option Units purchased by the Underwriters shall be $29.65 per Unit.

The Partnership shall not be obligated to deliver any of the Firm Units or Option Units to be delivered on the applicable Delivery Date, except upon payment for all such Units to be purchased on such Delivery Date as provided herein.

3.  Offering of Units by the Underwriters

 Upon authorization by the Representatives of the release of the Firm Units, the several Underwriters propose to offer the Firm Units for sale upon the terms and conditions to be set forth in the Prospectus.

4.  Delivery of and Payment for the Units

Delivery of and payment for the Firm Units shall be made at the offices of Andrews Kurth LLP at 9:00 A.M., Houston time, on the fourth full business day following the date of this Agreement or at such other date, time or place as shall be determined by agreement between the Representatives and the Partnership. This date and time are sometimes referred to as the “Initial Delivery Date.” Delivery of the Firm Units shall be made to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives of the aggregate purchase price of the Firm Units being sold by the Partnership to or upon the order of the Partnership by wire transfer in immediately available funds to the accounts specified by the Partnership. Time shall be of the essence, and delivery of the Firm Units at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Partnership shall deliver the Firm Units through the facilities of DTC unless the Representatives shall otherwise instruct.

The option granted in Section 2 hereof will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Partnership by the Representatives; provided that if such date falls on a day that is not a business day, the option granted in Section 2 hereof will expire on the next succeeding business day. Such notice shall set forth the aggregate number of Option Units as to which the option is being exercised, the names in which the Option Units are to be registered, the denominations in which the Option Units are to be issued and the date and time, as determined by the Representatives, when the Option Units are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date, nor earlier than the second business day after the date on which the option shall have been exercised, nor later than the fifth business day after the date on which the option shall have been exercised. Each date and time the Option Units are delivered is sometimes referred to as an “Option Unit Delivery Date,” and the Initial Delivery Date and any Option Unit Delivery Date are sometimes each referred to as a “Delivery Date.”

Delivery of the Option Units by the Partnership and payment for the Option Units by the several Underwriters through the Representatives shall be made at the offices of Andrews Kurth LLP on the Option Unit Delivery Date or at such other date, time or place as shall be determined by agreement between the Representatives and the Partnership. On the Option Unit Delivery Date, the Partnership shall deliver or cause to be delivered the Option Units to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives of the aggregate purchase price of the Option Units being sold by the Partnership to or upon the order of the Partnership by wire transfer in immediately available funds to the accounts specified by the Partnership. Time shall be of the essence, and delivery of the Option Units at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Partnership shall deliver the Option Units through the facilities of DTC unless the Representatives shall otherwise instruct.

5.  Further Agreements of the Partnership Parties and the Underwriters

(a)  Each Partnership Party jointly and severally agrees:

(i)  To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) of the Rules and Regulations not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Delivery Date except as provided herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or of any request by the Commission for the amendment or supplement of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(ii)  To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

(iii)  To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus and (D) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a Prospectus is required at any time after the date hereof in connection with the offering or sale of the Units or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to prepare and file an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of such amended or supplemented Prospectus;

(iv)  To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the reasonable judgment of the Partnership or the Representatives, be required by the Securities Act or requested by the Commission;

(v)  Prior to filing with the Commission any amendment or supplement to the Registration Statement, the Prospectus, or any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing, which consent shall not be unreasonably withheld and which shall be provided to the Partnership promptly after having been given notice of the proposed filing; provided that the foregoing provision shall not apply if such filing is, in the judgment of counsel to the Partnership Parties, required by law;

(vi)  Not to make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives;

(vii)  To retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their request, to prepare and file an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of such amended or supplemented Issuer Free Writing Prospectus;

(viii)  As soon as practicable after the Effective Date (it being understood that the Partnership shall have until 410, or, if the fourth quarter following the fiscal quarter that includes the Effective Date is the last fiscal quarter of the Partnership’s fiscal year, 455, days after the end of the Partnership’s current fiscal quarter), to make generally available to the Partnership’s security holders and to deliver to the Representatives an earnings statement of the Partnership and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Partnership, Rule 158);

(ix)  For a period of two years following the Effective Date, to furnish or to make available via the Commission’s Electronic Data, Gathering, Analysis, and Retrieval (EDGAR) System to the Representatives copies of (i) all materials furnished by the Partnership to its unitholders (excluding any periodic income tax reporting materials), (ii) all public reports and (iii) all reports and financial statements furnished by the Partnership to (A) the principal national securities exchange or automated quotation system upon which the Units may be listed pursuant to the requirements of or agreements with such exchange or system and/or (B) the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

(x)  Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Units for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units; provided that in connection therewith the Partnership shall not be required to (A) qualify as a foreign limited partnership in any jurisdiction in which it would not otherwise be required to so qualify, (B) file a general consent to service of process in any such jurisdiction or (C) subject itself to taxation in any jurisdiction in which it would not otherwise be subject;

(xi)  For a period commencing on the date hereof and ending on the 90th day after the date of the Prospectus (the “Lock-Up Period”), not to take any of the following actions, directly or indirectly, without the prior written consent of Lehman Brothers Inc., Citigroup Global Markets Inc. and UBS Securities LLC on behalf of the Underwriters: (A) offer for sale, sell, pledge, transfer or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any individual or entity at any time in the future of) any Common Units or securities convertible into or exchangeable or exercisable for Common Units (other than the Units and Common Units issued pursuant to employee benefit plans, qualified unit option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights); (B) sell or grant any options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable or exercisable for Common Units (other than the grant of options pursuant to option plans existing on the date hereof); (C) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of any Common Units, whether any such transaction described in clause (A), (B) or (C) above is to be settled by delivery of Common Units or other securities, in cash or otherwise; (D) file or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Units, any securities convertible into or exchangeable or exercisable for Common Units, or any other securities of the Partnership (other than any registration statement on Form S-8 or Form S-3 and, if applicable, the registration of $250,000,000 principal amount of senior notes of Boardwalk Pipelines, LP and the guarantee thereof by the Partnership); or (E) publicly disclose the intention to do any of the foregoing; and to cause each officer, director and/or securityholder of the Partnership Parties set forth on Schedule 3 attached hereto to furnish to the Representatives, prior to the Initial Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto (the “Lock-Up Agreements”);

Notwithstanding the foregoing paragraph, if (X) during the last 17 days of the Lock-Up Period, the Partnership issues an earnings release or material news or a material event relating to the Partnership Parties occurs or (Y) prior to the expiration of the Lock-Up Period, the Partnership announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed in the foregoing paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release, the announcement of the material news or the occurrence of the material event, unless Lehman Brothers Inc., Citigroup Global Markets Inc. and UBS Securities LLC, on behalf of the Underwriters, waive such extension in writing; and

(xii)  To apply the net proceeds from the sale of the Units being sold by the Partnership as set forth in the Prospectus.

(b)  Each Underwriter severally agrees that such Underwriter shall not include any “issuer information” (as defined in Rule 433 of the Rules and Regulations) in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) used or referred to by such Underwriter without the prior consent of the Partnership (any such issuer information with respect to the use of which the Partnership has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Partnership Parties with the Commission prior to the use of such free writing prospectus and (ii) “issuer information,” as used in this Section 5(b), shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information.

6.  Expenses

 The Partnership Parties agree, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Units, any stamp duties or other taxes payable in that connection and the preparation and printing of certificates for the Units; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, and any document incorporated by reference in any of the foregoing, all as provided in this Agreement; (d) the production and distribution of this Agreement, any supplemental agreement among Underwriters, and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (e) any required review by the National Association of Securities Dealers, Inc. (the “NASD”) of the terms of sale of the Units (including related fees and expenses of counsel to the Underwriters); (f) the listing of the Units on the NYSE; (g) the qualification of the Units under the securities laws of the several jurisdictions as provided in Section 5(a)(ix) hereof and the preparation, printing and distribution of a “blue sky memorandum” (including related fees and expenses of counsel to the Underwriters); (h) the investor presentations on any “road show” undertaken in connection with the marketing of the Units, including, without limitation, expenses associated with (i) the preparation or production of road show slides and graphics or any electronic road show, (ii) the engagement, with the approval of the Partnership, of any consultants in connection with any road show, (iii) travel and lodging expenses of the representatives and officers of the Partnership Parties and (iv) the cost of any aircraft chartered in connection with the road show; and (i) the performance of the obligations of the Partnership Parties under this Agreement; provided that, except as provided in this Section 6 and in Sections 8 and 11 hereof, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, and the expenses of advertising any offering of the Units made by the Underwriters.

7.  Conditions of Underwriters’ Obligations

The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Partnership Parties contained herein, to the performance by the Partnership Parties of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a)  The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a)(i) hereof; the Partnership shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

(b)  No Underwriter shall have discovered and disclosed to the Partnership on or prior to such Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact that, in the reasonable opinion of Andrews Kurth LLP, counsel for the Underwriters, is material or omits to state a fact that, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading (in the case of the Prospectus or the Pricing Disclosure Package, in the light of the circumstances under which such statements were made), except that in the case of the Pricing Disclosure Package, the price and number of the Units will be included on the cover page of the Prospectus.

(c)  All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Units, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby, shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Partnership Parties shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)  Vinson & Elkins L.L.P. shall have furnished to the Representatives its written opinion, as counsel to the Partnership Parties, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, with respect to the matters set forth in Exhibit B to this Agreement.

(e)  Michael E. McMahon shall have furnished to the Representatives his written opinion, as counsel to the Partnership, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, with respect to the matters set forth in Exhibit C to this Agreement.

(f)  Andrews Kurth LLP shall have furnished to the Representatives its written opinion or opinions, as counsel for the Underwriters, addressed to the Underwriters and dated such Delivery Date, with respect to the issuance and sale of the Units, the Registration Statement, the Prospectus, the Pricing Disclosure Package and such other related matters as the Representatives may reasonably require, and the Partnership Parties shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(g)  At the time of execution of this Agreement, the Representatives shall have received from Deloitte & Touche LLP a letter (the “initial letter”), in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(h)  The Representatives shall have received from Deloitte & Touche LLP a letter (the “bring-down letter”), in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(i)  BGL shall have furnished to the Representatives a certificate, dated such Delivery Date, of its Chairman of the Board, either of its Presidents or any of its Vice Presidents and its Chief Financial Officer stating that:

(i)  The representations, warranties and agreements of the Partnership Parties in Section 1 hereof are true and correct on and as of such Delivery Date, and the Partnership Parties have complied with all their agreements contained herein and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to such Delivery Date;

(ii)  No stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings for that purpose have been instituted or, to the knowledge of such officers, threatened; and

(iii)  They have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package and, in their opinion, (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the applicable Delivery Date, and (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Registration Statement) or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in the case of the Pricing Disclosure Package and the Prospectus), except that in the case of the Pricing Disclosure Package, the price and number of the Units are included on the cover page of the Prospectus, and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.

(j)  Since the date of the latest audited financial statements included in or incorporated by reference into the most recent Preliminary Prospectus, (i) no Partnership Party shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, any labor dispute or any court or governmental action, order or decree, (ii) no Partnership Party shall have become a party to or the subject of any litigation or court or government action, investigation, order or decree that is adverse to any Partnership Party and (iii) there shall not have been any adverse change in the partners’ capital, members’ equity or short- or long-term debt of any Partnership Party (other than, if applicable, the offering of $250,000,000 principal amount of senior notes of Boardwalk Pipelines, LP and the guarantee thereof by the Partnership) or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, securityholders’ equity, properties, management, business or prospects of any Partnership Party, the effect of which in any such case is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated herein and in the Prospectus.

(k)  Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the debt securities of any Partnership Party by any “nationally recognized statistical rating organization” (as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations) and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities of any Partnership Party; provided, however, that this paragraph (k) shall not apply to any downgrade of not more than one ratings notch or level contemplated by an existing notice of surveillance or review.

(l)  Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the NYSE or the American Stock Exchange or in the over-the-counter market, or trading in any securities of any Partnership Party on any exchange or in the over-the-counter market, shall have been suspended or materially limited, the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities or any other calamity or crisis after the date hereof, or the effect of international conditions on the financial markets in the United States, that would make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated herein and in the Prospectus.

(m)  The NYSE shall have approved the Units for listing, subject only to official notice of issuance.

(n)  The Lock-Up Agreements between the Representatives and the securityholders, officers and directors of the Partnership Parties listed on Schedule 3 attached hereto, delivered to the Representatives on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.

(o)  The Representatives shall have received from the Partnership Parties such additional documents and certificates as the Representatives or counsel for the Underwriters may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

8.  Indemnification and Contribution

(a)  The Partnership Parties, jointly and severally, shall indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Units) to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, or in any amendment or supplement thereto, (B) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) used or referred to by any Underwriter, (C) any “road show” (as defined in Rule 433 of the Rules and Regulations) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”) or (D) any “blue sky” application or other document prepared or executed by the Partnership (or based upon any written information furnished by the Partnership for use therein) specifically for the purpose of qualifying any or all of the Units under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or in any Permitted Issuer Information, any Non-Prospectus Road Show or any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Registration Statement) or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in the case of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus) or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Units or the offering contemplated hereby, and that is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Partnership Parties shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each such Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by such Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Partnership Parties shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto, or in any Permitted Issuer Information, any Non-Prospectus Road Show or any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 8(e) hereof. The foregoing indemnity agreement is in addition to any liability which the Partnership Parties may otherwise have to any Underwriter or to any director, officer, employee or controlling person of such Underwriter.

(b)  Each Underwriter, severally and not jointly, shall indemnify and hold harmless each Partnership Party, its directors, officers, managers who are natural persons and employees and each person, if any, who controls such Partnership Party within the meaning of Section 15 of the Securities Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which such Partnership Party or any such director, officer, employee, manager who is a natural person or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or in any Non-Prospectus Road Show or Blue Sky Application, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or in any Non-Prospectus Road Show or Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, in the light of the circumstances under which any such statements were made), but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 8(e) hereof. The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to any Partnership Party or any director, officer, employee, manager who is a natural person or controlling person of such Partnership Party.

(c)  Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 8, except to the extent it has been materially prejudiced by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and the indemnified party shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes to assume, jointly with any other similarly notified indemnifying party, the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of the indemnifying party’s election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Partnership Parties under this Section 8 if (i) the Partnership Parties and the Underwriters shall have so mutually agreed; (ii) the Partnership Parties have failed within a reasonable time to retain counsel reasonably satisfactory to the Underwriters; (iii) the Underwriters and their respective directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the Partnership Parties; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Underwriters or their respective directors, officers, employees or controlling persons, on the one hand, and the Partnership Parties or their respective directors, officer, employees, managers who are natural persons or controlling persons, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Partnership Parties. No indemnifying party shall (X) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld) settle, or compromise or consent to the entry of any judgment with respect to, any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party or (Y) be liable for any settlement of any such claim, action, suit or proceedings effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such claim, action, suit or proceeding, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d)  If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Partnership Parties, on the one hand, and the Underwriters, on the other, from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership Parties, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Partnership Parties, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Partnership, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Units purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand, bear to the total gross proceeds from the offering of the Units purchased under this Agreement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership Parties or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Partnership Parties and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Units underwritten by it exceeds the amount of any damages that such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

(e)  The Underwriters severally confirm and the Partnership Parties acknowledge and agree that the table of Underwriters on page 86, the second full paragraph under the heading “Commissions and Expenses” on page 86, the first sentence under the heading “Stabilization, Short Positions and Penalty Bids” on page 87, and the sentence regarding pre-pricing stabilization transactions under the heading “Stabilization, Short Positions and Penalty Bids” on page 87, in each case appearing under the caption “Underwriting” in the most recent Preliminary Prospectus (except the sentence regarding pre-pricing stabilization transactions) and the Prospectus, are correct and constitute the only information concerning such Underwriters furnished in writing to the Partnership by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show.

9.  Defaulting Underwriters

 If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriter(s) shall be obligated to purchase the Units that the defaulting Underwriter(s) agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Firm Units set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 attached hereto bears to the total number of Firm Units set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 attached hereto; provided, however, that the remaining non-defaulting Underwriter(s) shall not be obligated to purchase any of the Units on such Delivery Date if the total number of Units that the defaulting Underwriter(s) agreed but failed to purchase on such Delivery Date exceeds 9.09% of the total number of Units to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Units that it agreed to purchase on such Delivery Date pursuant to the terms of Section 2 hereof. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriter(s), or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Units to be purchased on such Delivery Date. If the remaining non-defaulting Underwriter(s) or other underwriters satisfactory to the Representatives do not elect to purchase the Units that the defaulting Underwriter(s) agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to any Option Unit Delivery Date, the obligation of the Underwriters to purchase, and of the Partnership to sell, the Option Units) shall terminate without liability on the part of any non-defaulting Underwriter or the Partnership Parties, except that the Partnership Parties will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11 hereof. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 attached hereto that, pursuant to this Section 9, purchases Units that a defaulting Underwriter agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to any Partnership Party for damages caused by its default. If other Underwriters are obligated or agree to purchase the Units of a defaulting or withdrawing Underwriter, either the Representatives or the Partnership may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Partnership Parties or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

10.  Termination

. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Partnership prior to delivery of and payment for the Firm Units if, prior to that time, any of the events described in Sections 7(j), 7(k) and 7(l) hereof shall have occurred or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement.

11.  Reimbursement of Underwriters’ Expenses

. If the sale of the Units provided for herein is not consummated because any condition of the Underwriters’ obligations set forth in Section 7 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of any Partnership Party to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Partnership Parties will reimburse the Underwriters severally through the Representatives on demand for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Units.

12.  Research Analyst Independence

 The Partnership Parties acknowledge that (a) the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies and (b) such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership, the value of the Common Units and/or the offering that differ from the views of their respective investment banking divisions. The Partnership Parties hereby waive and release, to the fullest extent permitted by law, any claims that the Partnership Parties may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to Loews, BPHC or the Partnership Parties by such Underwriters’ investment banking divisions. The Partnership Parties acknowledge that each of the Underwriters is a full service securities firm and as such, from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that are the subject of the transactions contemplated by this Agreement.

13.  No Fiduciary Duty

The Partnership Parties acknowledge and agree that in connection with this offering, sale of the Units or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (a) no fiduciary or agency relationship between any Partnership Party, any affiliate of a Partnership Party or any other person, on the one hand, and the Underwriters, on the other, exists; (b) the Underwriters are not acting as advisors, expert or otherwise, to the Partnership Parties or any of their affiliates, including, without limitation, with respect to the determination of the public offering price of the Units, and such relationship between the Partnership Parties or any of their affiliates, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Underwriters may have to the Partnership Parties or their affiliates shall be limited to those duties and obligations specifically stated herein; and (d) the Underwriters and their respective affiliates may have interests that differ from those of the Partnership Parties and their affiliates. Each Partnership Party hereby waives, on its own behalf and on behalf of its affiliates, any claims that the Partnership Parties or any of their affiliates may have against the Underwriters with respect to any breach or alleged breach of fiduciary duty in connection with this offering.

14.  Notices, Etc.

All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)  if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel (Fax: (212) 816-7192) and Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: (646) 834-8133) and UBS Securities LLC, 299 Park Avenue, New York, New York 10171, Attention: Syndicate Department (Fax: (212) 821-6119), with a copy, in the case of any notice pursuant to Section 8(c) hereof, to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, New York 10022 (Fax: (212) 520-0421);

(b)  if to the Partnership Parties, shall be delivered or sent by mail or facsimile transmission to the address of the Partnership set forth in the Registration Statement, Attention: W. Douglas Field (Fax: (270) 688-5874).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Partnership shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representatives.

15.  Persons Entitled to Benefit of Agreement

This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Partnership Parties and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Partnership Parties contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (b) the indemnity agreement of the Underwriters contained in Section 8(b) hereof shall be deemed to be for the benefit of the directors of BGL, the officers of BGL who have signed the Registration Statement and any person controlling BGL within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. Notwithstanding anything in this Agreement to the contrary, all liabilities and obligations of the Partnership Parties hereunder shall be non-recourse against Loews Corporation or any limited partner, stockholder, member, officer, manager, director or employee of any of the Partnership Parties who is a natural person. In that connection, neither Loews nor any such limited partner, stockholder, member, officer, manager, director or employee who is a natural person shall be bound by this Agreement, or be obligated by virtue of this Agreement or the obligations of any party created hereunder to (y) provide funds to any of the Partnership Parties, whether by contributions to capital, loans, returns of monies, securities or other property, or (z) assume any liabilities of any of the Partnership Parties. For the avoidance of doubt, nothing in this Section 15 shall preclude recourse, to the extent permitted by applicable law, against any such limited partner, stockholder, member, officer, manager, director or employee of any of the Partnership Parties who is a natural person in the event of fraud, gross negligence or willful misconduct.

16.  Survival

 The respective indemnities, representations, warranties and agreements of the Partnership Parties and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

17.  Definition of the Terms “Business Day” and “Subsidiary."

 For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.

18.  Governing Law

. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

19.  Counterparts

. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

20.  Headings

The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Remainder of page intentionally left blank.]

If the foregoing correctly sets forth the agreement among the Partnership Parties and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

Boardwalk GP, LLC

By: /s/ Jamie L. Buskill
Name: Jamie L. Buskill
Title: Chief Financial Officer

Boardwalk GP, LP

By: Boardwalk GP, LLC, its general partner

By: /s/ Jamie L. Buskill
Name: Jamie L. Buskill
Title: Chief Financial Officer

Boardwalk Pipeline Partners, LP

By: Boardwalk GP, LP, its general partner

By: Boardwalk GP, LLC, its general partner

By: /s/ Jamie L. Buskill
Name: Jamie L. Buskill
Title: Chief Financial Officer

Boardwalk Operating GP, LLC

By: Boardwalk Pipeline Partners, LP, its sole member

By: Boardwalk GP, LP, its general partner

By: Boardwalk GP, LLC, its general partner

By: /s/ Jamie L. Buskill
Name: Jamie L. Buskill
Title: Chief Financial Officer

Boardwalk Pipelines, LP

By: Boardwalk Operating GP, LLC, its general partner

By: Boardwalk Pipeline Partners, LP, its sole member

By: Boardwalk GP, LP, its general partner

By: Boardwalk GP, LLC, its general partner

By: /s/ Jamie L. Buskill
Name: Jamie L. Buskill
Title: Chief Financial Officer

Texas Gas Transmission, LLC

By: /s/ Jamie L. Buskill
Name: Jamie L. Buskill
Title: Chief Financial Officer

GS Pipeline Company, LLC

By /s/ Rolf A. Gafvert
Name: Rolf A. Gafvert
Title: President

Gulf South Pipeline Company, LP

By: GS Pipeline Company, LLC, its general partner

By: /s/ Rolf A. Gafvert
Name: Rolf A. Gafvert
Title: President

Accepted:

Citigroup Global Markets Inc.

Lehman Brothers Inc.

UBS Securities LLC

For themselves and as Representatives

of the several Underwriters named

in Schedule 1 attached hereto

By: Citigroup Global Markets Inc.

By:  /s/__________________________
Authorized Representative

By: Lehman Brothers Inc.

By:  /s/ __________________________
Authorized Representative

By: UBS Securities LLC

By:  /s/ ___________________________
Authorized Representative

By:  /s/___________________________
Authorized Representative

SCHEDULE 1

Underwriters	Number of Firm Units

Citigroup Global Markets Inc.	1,500,000
Lehman Brothers Inc.	1,500,000
UBS Securities LLC	930,000
Morgan Stanley & Co. Incorporated	600,000
Wachovia Capital Markets LLC	600,000
A.G. Edwards & Sons, Inc.	510,000
Raymond James & Associates, Inc.	360,000
Total	6,000,000

SCHEDULE 2

JURISDICTIONS OF QUALIFICATION

Name of Entity	Jurisdiction of Formation	Jurisdictions of Qualification
Boardwalk GP, LLC	Delaware	Kentucky
Boardwalk GP, LP	Delaware	Kentucky
Boardwalk Pipeline Partners, LP	Delaware	Kentucky
Boardwalk Operating GP, LLC	Delaware	Kentucky
Boardwalk Pipelines, LP	Delaware	Kentucky
Texas Gas Transmission, LLC	Delaware	Louisiana, Texas, Arkansas, Mississippi, Tennessee, Kentucky, Indiana, Ohio and Illinois
GS Pipeline Company, LLC	Delaware	Texas, Mississippi and Florida
Gulf South Pipeline Company, LP	Delaware	Texas, Louisiana, Mississippi, Alabama, Florida and Kansas

SCHEDULE 3

PERSONS DELIVERING LOCK-UP AGREEMENTS

Rolf A. Gafvert
H. Dean Jones II
Jamie L. Buskill
Arthur L. Rebell
Thomas E. Hyland
Jonathan E. Nathanson
Mark L. Shapiro
Andrew H. Tisch
William R. Cordes
Boardwalk Pipelines Holding Corp.
Loews Corporation

EXHIBIT A

LOCK-UP LETTER AGREEMENT

Citigroup Global Markets Inc.

Lehman Brothers Inc.

UBS Securities LLC

As Representatives of the several

Underwriters

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

and

c/o Lehman Brothers Inc.

745 Seventh Avenue

New York, New York 10019

and

c/o UBS Securities LLC

299 Park Avenue

New York, New York 10171

Ladies and Gentlemen:

The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of common units representing limited partner interests (the “Common Units”) of Boardwalk Pipeline Partners, LP, a Delaware limited partnership (the “Partnership”), and that the Underwriters propose to reoffer the Common Units to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that the undersigned will not, for a period of 90 days after the date of the final Prospectus relating to the Offering (the “Lock-Up Period”), without the prior written consent of Citigroup Global Markets Inc., Lehman Brothers Inc. and UBS Securities LLC (collectively, the “Representatives”), directly or indirectly, (i) offer for sale, sell, pledge, transfer or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any individual or entity at any time in the future of) any Common Units or securities convertible into or exchangeable or exercisable for Common Units (including, without limitation, Common Units that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Units that may be issued upon exercise of any options or warrants), (ii) sell or grant any options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable or exercisable for Common Units, (iii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of any Common Units, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (iv) make any demand for, exercise any right with respect to or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Units, any securities convertible into or exchangeable or exercisable for Common Units, or any other securities of the Partnership (other than any registration statement on Form S-8 or Form S-3 and, if applicable, the registration of $250,000,000 principal amount of senior notes of Boardwalk Pipelines, LP and the guarantee thereof by the Partnership) or (v) publicly disclose the intention to do any of the foregoing. The foregoing sentence shall not apply to bona fide gifts, sales or other dispositions of any Common Units that are made exclusively between and among the undersigned or members of the undersigned’s family, or affiliates of the undersigned, including its partners (if a partnership) or members (if a limited liability company); provided that it shall be a condition to any such transfer that (A) the transferee/donee agrees to be bound by the terms of the lock-up agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto, (B) no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with such transfer or distribution (other than a filing on Form 5, Schedule 13D or Schedule 13G (or 13D/A or 13G/A) made after the expiration of the 90-day period referred to above), (C) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended, and the Exchange Act) to make, and shall agree to not voluntarily make, any public announcement of the transfer or disposition, and (D) the undersigned notifies Lehman Brothers Inc. at least two business days prior to the proposed transfer or disposition.

Notwithstanding the foregoing, if (i) during the last 17 days of the Lock-Up Period, the Partnership issues an earnings release or material news or a material event relating to the Partnership Parties (as defined in the Underwriting Agreement) occurs or (ii) prior to the expiration of the Lock-Up Period, the Partnership announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release, the announcement of the material news or the occurrence of the material event, unless Citigroup Global Markets Inc., Lehman Brothers Inc. and UBS Securities LLC waive such extension in writing. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Letter Agreement during the period from the date of this Lock-Up Letter Agreement to and including the 34th day following the expiration of the Lock-Up Period, the undersigned will give notice thereof to the Partnership and will not consummate such transaction or take any such action unless it has received written confirmation from the Partnership that the Lock-Up Period (as such may have been extended pursuant to this paragraph) has expired.

In furtherance of the foregoing, the Partnership and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Partnership notifies the Underwriters that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof that survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Units, the undersigned will be released from the undersigned’s obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Partnership and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Partnership and the Underwriters.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:  ________________________
Name:  ______________________
Title:  _________________________

Dated:   ________________________

EXHIBIT B

FORM OF OPINION OF ISSUER’S COUNSEL

(a) Each of the General Partner, the Partnership, the Operating Partnership and Gulf South has been duly formed and is validly existing and in good standing as a limited partnership under the Delaware LP Act, has the full partnership power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged, and is duly registered or qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction listed opposite its name in Schedule 1 hereto;

(c) Each of BGL, Operating GP, Texas Gas and Gulf South GP has been duly formed and is validly existing and in good standing as a limited liability company under the Delaware LLC Act, has the full limited liability company power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged, and is duly registered or qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction listed opposite its name in Schedule 1 hereto;

(d) BPHC owns a 100% limited liability company interest in BGL; such limited liability company interest has been duly and validly authorized and issued in accordance with the BGL LLC Agreement and is fully paid (to the extent required under the BGL LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and BPHC owns such limited liability company interest free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the BGL LLC Agreement, as described in the most recent Preliminary Prospectus or created or arising under the Delaware LLC Act) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming BPHC as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act or the BGL LLC Agreement;

(e) BGL is the sole general partner of the General Partner, with a 0.01% general partner interest in the General Partner; such general partner interest has been duly and validly authorized and issued in accordance with the GP Partnership Agreement; and BGL owns such general partner interest free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the GP Partnership Agreement, as described in the most recent Preliminary Prospectus or created or arising under the Delaware LP Act) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming BGL as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or the GP Partnership Agreement. BPHC is the sole limited partner of the General Partner, with a 99.99% limited partner interest in the General Partner; such limited partner interest has been duly and validly authorized and issued in accordance with the GP Partnership Agreement and is fully paid (to the extent required under the GP Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and BPHC owns such limited partner interest free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the GP Partnership Agreement, as described in the most recent Preliminary Prospectus or created or arising under the Delaware LP Act) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming BPHC as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or the GP Partnership Agreement;

(f) The General Partner is the sole general partner of the Partnership, with a 2.0% general partner interest in the Partnership; such general partner interest has been duly and validly authorized and issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the Partnership Agreement, as described in the most recent Preliminary Prospectus or created or arising under the Delaware LP Act) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or the Partnership Agreement. The General Partner owns all of the Incentive Distribution Rights (as defined in the Partnership Agreement); all of such Incentive Distribution Rights have been duly and validly authorized and issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by matters described in the most recent Preliminary Prospectus under the caption “The Partnership Agreement—Limited Liability”); and the General Partner owns all of such Incentive Distribution Rights free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the Partnership Agreement, as described in the most recent Preliminary Prospectus or created or arising under the Delaware LP Act) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or the Partnership Agreement;

(g) BPHC owns 33,093,878 Subordinated Units and 53,256,122 Common Units; all of such Sponsor Units have been duly and validly authorized and issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by matters (i) described in the most recent Preliminary Prospectus under the caption “The Partnership Agreement—Limited Liability” and (ii) Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and BPHC owns all of such Sponsor Units free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the Partnership Agreement, as described in the most recent Preliminary Prospectus or created or arising under the Delaware LP Act) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming BPHC as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or the Partnership Agreement;

(h) The Units to be issued and sold by the Partnership to the Underwriters have been duly authorized in accordance with the Partnership Agreement and, when issued and delivered against payment therefor pursuant to the Underwriting Agreement, will be validly issued in accordance with the Partnership Agreement, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by matters (i) described in the most recent Preliminary Prospectus under the caption “The Partnership Agreement—Limited Liability” and (ii) Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); the Units, when issued and delivered against payment therefor pursuant to the Underwriting Agreement, will conform to the descriptions thereof contained in each of the most recent Preliminary Prospectus and the Prospectus; and other than the Sponsor Units owned by BPHC and 15,000,000 publicly-held Common Units, the Units to be issued and sold by the Partnership to the Underwriters will be the only limited partner interests in the Partnership issued and outstanding as of the date hereof;

(i) The Partnership owns a 100% limited liability company interest in Operating GP; such limited liability company interest has been duly and validly authorized and issued in accordance with the Operating GP LLC Agreement and is fully paid (to the extent required under the Operating GP LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such limited liability company interest free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the Operating GP LLC Agreement, as described in the most recent Preliminary Prospectus or created or arising under the Delaware LLC Act) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act or the Operating GP LLC Agreement;

(j) Operating GP is the sole general partner of the Operating Partnership, with a 0.001% general partner interest in the Operating Partnership; such general partner interest has been duly and validly authorized and issued in accordance with the Operating Partnership Agreement; and Operating GP owns such general partner interest free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the Operating Partnership Agreement, as described in the most recent Preliminary Prospectus or created or arising under the Delaware LP Act) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Operating GP as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or the Operating Partnership Agreement. The Partnership is the sole limited partner of the Operating Partnership, with a 99.999% limited partner interest in the Operating Partnership; such limited partner interest has been duly and validly authorized and issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the Operating Partnership Agreement, as described in the most recent Preliminary Prospectus or created or arising under the Delaware LP Act) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or the Operating Partnership Agreement;

(k) The Operating Partnership owns a 100% limited liability company interest in Texas Gas; such limited liability company interest has been duly and validly authorized and issued in accordance with the Texas Gas LLC Agreement and is fully paid (to the extent required under the Texas Gas LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Partnership owns such limited liability company interest free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the Texas Gas LLC Agreement, as described in the most recent Preliminary Prospectus or created or arising under the Delaware LLC Act) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Partnership as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act or the Texas Gas LLC Agreement;

(l) The Operating Partnership owns a 100% limited liability company interest in Gulf South GP; such limited liability company interest has been duly and validly authorized and issued in accordance with the Gulf South GP LLC Agreement and is fully paid (to the extent required under the Gulf South GP LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Partnership owns such limited liability company interest free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the Gulf South GP LLC Agreement, as described in the most recent Preliminary Prospectus or created or arising under the Delaware LLC Act) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Partnership as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act or the Gulf South GP LLC Agreement;

(m) Gulf South GP is the sole general partner of Gulf South, with a 1.0% general partner interest in Gulf South; such general partner interest has been duly and validly authorized and issued in accordance with the Gulf South Partnership Agreement; and Gulf South GP owns such general partner interest free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the Gulf South Partnership Agreement, as described in the most recent Preliminary Prospectus or created or arising under the Delaware LP Act) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Gulf South GP as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or the Gulf South Partnership Agreement. The Operating Partnership is the sole limited partner of Gulf South, with a 99.0% limited partner interest in Gulf South; such limited partner interest has been duly and validly authorized and issued in accordance with the Gulf South Partnership Agreement and is fully paid (to the extent required under the Gulf South Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Operating Partnership owns such limited partner interest free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the Gulf South Partnership Agreement, as described in the most recent Preliminary Prospectus or created or arising under the Delaware LP Act) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Partnership as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or the Gulf South Partnership Agreement;

(n) Except as described in the most recent Preliminary Prospectus or provided for in the Partnership Agreement, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited partner interests in the Partnership pursuant to federal or Delaware law or any agreement or instrument known to such counsel to which any of the Partnership Parties is a party or by which any one of them may be bound. Except as described in the most recent Preliminary Prospectus or in the applicable Organization Documents, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, (i) any limited partner interests in the General Partner, the Operating Partnership or Gulf South or (ii) any membership interests in BGL, Operating GP, Texas Gas or Gulf South GP, in each case pursuant to federal or Delaware law, the Organization Documents or any other agreement or instrument known to such counsel to which any of such entities is a party or by which any one of them may be bound. Except as described in the most recent Preliminary Prospectus, to the best of such counsel’s knowledge, there are no outstanding options or warrants to purchase (A) any Common Units, Subordinated Units or other interests in the Partnership or (B) any interests in BGL, the General Partner, or the Subsidiaries;

(o) Except as described in the most recent Preliminary Prospectus, to the best of such counsel’s knowledge, there are no contracts, agreements or understandings between any BPHC Entity and any person granting such person the right to require any Partnership Party to file a registration statement under the Securities Act with respect to any securities of the Partnership Parties owned or to be owned by such person, or to require any Partnership Party to include such securities in any securities registered or to be registered pursuant to any registration statement filed by or required to be filed by any Partnership Party under the Securities Act.

(p) The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Partnership Parties;

(q) Each of the Organization Documents has been duly and validly authorized, executed and delivered by each BPHC Entity party thereto. Each Organization Document constitutes a valid and binding obligation of the BPHC Entities party thereto, enforceable against each such BPHC Entity in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing and (iii) in the case of the enforceability of equitable rights and remedies provided for in such agreements, equitable defenses and judicial discretion;

(r) None of the offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance of the Underwriting Agreement by the Partnership Parties, or the consummation of the transactions contemplated thereby (i) constitutes or will constitute a violation of the Organization Documents, (ii) constitutes or will constitute a breach or violation of or a default under (or an event that, with notice or lapse of time or both, would constitute such a breach or violation of or default under), any agreement filed as an exhibit to the Registration Statement or as an exhibit to the Partnership’s or the Operating Partnership’s Form 10-K for the fiscal year ended December 31, 2005 or any subsequent reports filed under the Exchange Act by either of the Partnership or the Operating Partnership or (iii) violates or will violate any applicable law of the United States of America, the Delaware LP Act or the Delaware LLC Act, excluding in the case of clauses (ii) and (iii) any such breaches, violations and defaults that would not have a Material Adverse Effect;

(s) Except for the registration of the Units under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and sale of the Units by the Underwriters, no Governmental Approval is required for the execution, delivery and performance of the Underwriting Agreement by the Partnership Parties, the consummation of the transactions contemplated thereby and the application of the proceeds from the sale of the Units as described under the caption “Use of Proceeds” in each of the most recent Preliminary Prospectus and the Prospectus, except for such Governmental Approvals (i) as have been obtained or made or (ii) would not have a Material Adverse Effect if not obtained or made;

(t) The Registration Statement, including any Rule 462(b) Registration Statement, was declared effective under the Securities Act as of [date and time], the Prospectus was filed with the Commission pursuant to subparagraph [___] of Rule 424(b) of the Rules and Regulations on November [ ], 2006, no stop order suspending the effectiveness of the Registration Statement has been issued and, to the best of such counsel’s knowledge, no proceeding for that purpose is pending or threatened by the Commission;

(v) Each of (i) the Registration Statement, on the Effective Date, and (ii) the Prospectus, as of its date and [the date hereof], appear on their face to be appropriately responsive, in all material respects, to the requirements of the Securities Act and the Securities Act Regulations (except that such counsel express no statement or belief as to Regulation S-T), except that such counsel need express no opinion with respect to the financial statements and the notes and financial schedules thereto and other related financial, accounting and statistical data contained therein;

(w) The statements made in each of the most recent Preliminary Prospectus and the Prospectus under the captions “Risk Factors—Risks Inherent in an Investment in Us,” “How We Make Cash Distributions,” “Certain Relationships and Related Party Transactions,” “Conflicts of Interest and Fiduciary Duties,” “Description of the Common Units,” “The Partnership Agreement” and “Units Eligible for Future Sale,” insofar as they purport to summarize certain provisions of documents referred to therein or refer to statements of law or legal conclusions, fairly summarize the matters referred to therein in all material respects, subject to the qualifications and assumptions therein; and the Units, the Subordinated Units and the Incentive Distribution Rights conform in all material respects to the descriptions thereof contained in the Prospectus under the captions “Summary—Management and Ownership,” “Summary—Summary of Conflicts of Interest and Fiduciary Duties,” “Summary—Restrictions on Ownership of Common Units,” “Summary—The Offering,” “How We Make Cash Distributions,” “Conflicts of Interest and Fiduciary Duties,” “Description of the Common Units” and “The Partnership Agreement;”

(x) The opinion of Vinson & Elkins L.L.P. that is filed as Exhibit 8.1 to the Registration Statement is confirmed and the Underwriters may rely upon such opinion as if it were addressed to them; and

(y) No Partnership Party is, and after giving effect to the application of the net proceeds from the offering as described under the caption “Use of Proceeds” in each of the most recent Preliminary Prospectus and the Prospectus, no Partnership Party will be, an “investment company” as defined in the Investment Company Act.

In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of New York, the Delaware LP Act and the Delaware LLC Act. Such counsel need not express any opinion with respect to the title of any of the Partnership Parties to any of their respective real or personal property or the accuracy of the descriptions or references in the Registration Statement or the Organization Documents to any real or personal property, and need not express any opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Partnership Parties may be subject.

Such counsel has participated in conferences with officers and other representatives of the Partnership Parties, representatives of the independent registered public accounting firm of the Partnership and the Underwriters’ representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and although such counsel did not independently investigate or verify the information set forth in the Registration Statement or the Prospectus, and such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except to the extent specified in paragraph (w) above), based on the foregoing (relying as to factual matters in respect of the determination of materiality to the extent such counsel deems reasonable and appropriate upon the statements of fact made by officers and other representatives of the Partnership Parties), no facts have come to such counsel’s attention that have led such counsel to believe that:

(a) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading;

(b) the Prospectus, as of its date and as of such Delivery Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(c) the most recent Preliminary Prospectus, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel need express no opinion with respect to the financial statements and notes and schedules thereto or other related financial, accounting and statistical data contained in, incorporated by reference into or omitted from the Registration Statement, the most recent Preliminary Prospectus or the Prospectus, any further amendment or supplement thereto or the exhibits to the Registration Statement.

“applicable law” means mean those laws, rules and regulations that, in such counsel’s experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement, without such counsel’s having made any special investigation as to the applicability of any specific law, rule or regulation, and that are not the subject of a specific opinion herein referring expressly to a particular law or laws; provided, however, that such references do not include any municipal or other local laws, rules or regulations, or any antifraud, environmental, labor, state securities or blue sky, tax, insurance or antitrust, laws, rules or regulations, the Natural Gas Act, as amended, or the rules and regulations promulgated thereunder by the Federal Energy Regulatory Commission, or the rules and regulations of the National Association of Securities Dealers, Inc.

“Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory authority of the State of New York, the State of Delaware or the United States of America, pursuant to (a) applicable laws of the State of New York, (b) applicable laws of the United States of America, (c) the Delaware LP Act or (d) the Delaware LLC Act.

EXHIBIT C

FORM OF OPINION OF IN-HOUSE COUNSEL

(a) Except as described in the most recent Preliminary Prospectus, there are no legal or governmental proceedings pending to which any Partnership Party is a party or to which any property or asset of any Partnership Party is subject that, if determined adversely to such Partnership Party, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or an adverse effect on the performance of the Underwriting Agreement or the consummation of the transactions contemplated thereby, and no such proceedings are threatened or contemplated by governmental authorities or others; and to the best of such counsel’s knowledge, there are no statutes or pending or threatened legal or governmental proceedings required to be described in the most recent Preliminary Prospectus that are not so described;

(b)  The statements made in (i) each of the most recent Preliminary Prospectus and the Prospectus under the captions “Summary—Restrictions on Ownership of Common Units,” and “Risk Factors—Risks Inherent in Our Business—Our natural gas transportation, gathering and storage operations are subject to FERC rate-making policies that could have an adverse impact on our ability to establish rates that would allow us to recover the full cost of operating our pipelines, including a reasonable return, and our ability to make distributions to you,” and (ii) the Partnership’s annual report on Form 10-K for the year ended December 31, 2005 under the captions “Business—Our Business—Nature of Contracts,” “Business—Our Business—Competition,” “Business—Our Business—Government Regulation,” “Risk Factors—Our natural gas transportation and storage operations are subject to extensive regulation by FERC in addition to FERC rules and regulations related to the rates we can charge for our services,” “Risk Factors—We are subject to laws and regulations relating to the environment which may expose us to significant costs, liabilities and loss of revenues. Any changes in such regulations or their application could negatively affect our results of operations,” “Risk Factors—Pipeline safety integrity programs and repairs may impose significant costs and liabilities on us,” “Risk Factors—We are subject to strict regulations at many of our facilities regarding employee safety, and failure to comply with these regulations could adversely affect our financial condition,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates—Regulation,” insofar as they purport to summarize certain provisions of documents referred to therein or refer to statements of law or legal conclusions, fairly summarize the matters referred to therein in all material respects, subject to the qualifications and assumptions therein;

(c) None of the offering, issuance and sale by the Partnership of the Units and the application of the proceeds therefrom as described under the caption “Use of Proceeds” in the most recent Preliminary Prospectus and the Prospectus, the execution, delivery and performance of the Underwriting Agreement by the Partnership Parties, or the consummation of the transactions contemplated thereby violates or will violate the Natural Gas Act, as amended, and the rules and regulations promulgated thereunder by the Federal Energy Regulatory Commission; and

(d) To the best of such counsel’s knowledge, there are no contracts or other documents that are required to be described in the most recent Preliminary Prospectus and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or the Rules and Regulations, or that are required to be filed as exhibits to the Registration Statement by the Exchange Act or the rules and regulations promulgated thereunder, that have not been so described in the most recent Preliminary Prospectus and the Prospectus or filed as exhibits to the Registration Statement.

Such counsel has participated in conferences with officers and other representatives of the Partnership Parties, representatives of the independent registered public accounting firm of the Partnership and the Underwriters’ representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and although such counsel did not independently investigate or verify the information set forth in the Registration Statement or the Prospectus, and such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except to the extent specified in paragraphs (b) and (d) above), based on the foregoing (relying as to factual matters in respect of the determination of materiality to the extent such counsel deems reasonable and appropriate upon the statements of fact made by officers and other representatives of the Partnership Parties), no facts have come to such counsel’s attention that have led such counsel to believe that:

(a) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading;

(b) the Prospectus, as of its date and as of such Delivery Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(c) the most recent Preliminary Prospectus, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel need express no opinion with respect to the financial statements and notes and schedules thereto or other related financial, accounting and statistical data contained in, incorporated by reference into or omitted from the Registration Statement, the most recent Preliminary Prospectus or the Prospectus, any further amendment or supplement thereto or the exhibits to the Registration Statement.